d

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

CORD BLOOD AMERICA, INC.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Santa Monica Blvd., Suite700 Santa Monica, CA 90401
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

______________

Copies to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 27, 2008, Cord Blood America, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Tangiers Investors, LP, a limited partnership (the “Investor”), pursuant to which the Company may access an amount not to exceed $4,000,000, exercisable at its option. In connection with the transaction, the Company issued, executed and delivered to the Investor the following:

•

A Registration Rights Agreement ( the “Registration Rights Agreement”); and

•

Lock-Up Agreements.

In the event the Company draws down on the line of credit, at its sole and exclusive option, it may issue and sell to the Investor, and the Investor shall purchase from the Company, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) by Advance Notice (as defined in the Agreement). The number of shares of Common Stock that the Investor shall purchase pursuant to each Advance (as defined in the Agreement) shall be determined by dividing the amount of the Advance by ninety percent (90%) of the bid price daily volume weighted average price of the Company’s Common Stock during the five (5) consecutive Trading Days (as defined in the Agreement) after the notice was submitted to the Investor. The Company and the Investor shall not effect any sales under the Agreement on any Advance date where the market price for any purchases of Common Stock would be less than $0.01. Furthermore, pursuant to the Agreement, the Company shall issue to the Investor shares of Common Stock (the “Investor Shares”), with piggyback registration rights, in an amount equal to One Hundred Sixty Thousand Dollars ($160,000) divided by the lowest volume weighted average price of the Company’s Common Stock, as quoted by Bloomberg, LP, on the closing date of the Agreement.

The Agreement contains certain conditions by the Company which the Company must adhere to in order to be eligible to receive an Advance during the term of the Agreement (the “Commitment Period”), including that:

•

during the Commitment Period, the Company shall not, without the prior written consent of the Investor, (i) issue or sell any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, or (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance;

•

The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of the Common Stock;

•

The Company shall have performed with and satisfied all covenants, agreements and conditions required by the Agreement and the Registration Rights Agreement;

•

There is no suspension of the Company’s Common Stock by the SEC or the principal market;

•

The amount of any Advance requested by the Company shall not exceed the Maximum Advance Amount (as defined in the Agreement), nor shall any of the shares issued to the Investor exceed 9.9% of the then issued and outstanding Common Stock of the Company; and

•

the Company shall have filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement.

Pursuant to the Agreement, the Company entered into a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company shall cause a Registration Statement to be declared effective by the SEC prior to the first sale to the Investor of the Company’s Common Stock pursuant to the Securities Purchase Agreement. The Company shall cause the Registration Statement to remain effective until the full completion of the Commitment Period. Notwithstanding anything to the contrary therein, if the SEC sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), the Company may reduce the number of Registrable Securities to be registered on such Registration Statement to such number of shares of Registrable Securities as will be allowed by the SEC.

During the Commitment Period and pursuant to the Agreement, officers and directors of the Company entered into certain lock-up agreements. Pursuant to the lock-up agreements, the directors will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including Common Stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any Common Stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the “Securities”) except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell company transactions

Not applicable.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of June 27, 2008, by and between Cord Blood America, Inc. (the “Company”) and Tangiers Investors, LP (the “Investor”).
10.2	Registration Rights Agreement, dated as of June 27, 2008, by and between the Company and the Investor.
10.3	Form of Lock-Up Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: July 3, 2008	By:	/s/ MATTHEW SCHISSLER
Name: Matthew Schissler
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of June 27, 2008, by and between Cord Blood America, Inc. (the “Company”) and Tangiers Investors, LP (the “Investor”).
10.2	Registration Rights Agreement, dated as of June 27, 2008, by and between the Company and the Investor.
10.3	Form of Lock-Up Agreement.